Exhibit 99.1

DoubleVerify Reports Second Quarter 2026 Financial Results

NEW YORK – August 6, 2026 – DoubleVerify (“DV”) (NYSE: DV) today announced financial results for the second quarter ended June 30, 2026.

Recent Business Announcement:

On August 6, 2026, DV entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Neptune BidCo US Inc., a Delaware corporation (“Parent”), and parent company of Nielsen Holdings ("Nielsen"), whereby Nielsen will acquire DV. Additional details regarding the transaction are included in a Current Report on Form 8-K filed today with the Securities and Exchange Commission.

Conference Call, Webcast, and Other Information

In light of the pending transaction, DV is suspending future earnings and investors calls for the duration of the transaction’s pendency, including the conference call previously scheduled for 4:30 p.m. Eastern time today, August 6, 2026. Additionally, DV is withdrawing all previously issued financial outlook and guidance for the duration of the transaction's pendency. Future updates regarding the transaction and DV’s strategic progress will be provided through official press releases and regulatory filings as appropriate.

Second Quarter 2026 Financial Highlights:

(All comparisons are to the second quarter of 2025)

•	Total revenue of $193.8 million, an increase of 3%.

o	Activation revenue of $107.7 million, a decrease of 1%.

o	Measurement revenue of $66.8 million, an increase of 6%.

o	Supply-side revenue of $19.3 million, an increase of 13%

•	Net income of $12.9 million and adjusted EBITDA of $65.3 million, which represented a 34% adjusted EBITDA margin.

•	Cash balance of $210 million, with no debt outstanding.

Key Business Terms

Activation revenue is generated from the evaluation, verification, and measurement of advertising impressions purchased through programmatic demand-side and social media platforms.

Measurement revenue is generated from the verification and measurement of advertising impressions that are directly purchased on digital media properties, including publishers, CTV and social media platforms.

Supply-Side revenue is generated from platforms and publisher partners who use DoubleVerify’s data analytics to evaluate, verify and measure their advertising inventory.

DoubleVerify Holdings, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	As of	As of
(in thousands, except per share data)	June 30, 2026	December 31, 2025
Assets:
Current assets
Cash and cash equivalents	$210,174	$259,038
Trade receivables, net of allowances for doubtful accounts of $9,133 and $8,096 as of June 30, 2026 and December 31, 2025, respectively	214,926	221,158
Prepaid expenses and other current assets	46,325	39,132
Total current assets	471,425	519,328
Property, plant and equipment, net	129,053	103,284
Operating lease right-of-use assets, net	63,129	66,908
Goodwill	511,585	516,002
Intangible assets, net	87,872	101,616
Deferred tax assets	30,971	30,920
Other non-current assets	16,060	16,024
Total assets	$1,310,095	$1,354,082
Liabilities and Stockholders' Equity:
Current liabilities
Trade payables	$12,992	$14,662
Accrued expenses	52,426	73,552
Operating lease liabilities, current	7,932	9,057
Income tax liabilities	1,952	3,829
Current portion of finance lease obligations	12,850	6,982
Other current liabilities	16,664	13,481
Total current liabilities	104,816	121,563
Operating lease liabilities, non-current	74,652	77,917
Finance lease obligations	16,396	5,595
Deferred tax liabilities	13,066	11,467
Other non-current liabilities	6,715	6,208
Total liabilities	215,645	222,750
Commitments and contingencies (Note 15)
Stockholders’ equity
Common stock, $0.001 par value, 1,000,000 shares authorized, 177,110 shares issued and 154,935 outstanding as of June 30, 2026; 1,000,000 shares authorized, 176,546 shares issued and 161,900 outstanding as of December 31, 2025	177	177
Additional paid-in capital	1,073,680	1,059,938
Treasury stock, at cost, 22,175 shares and 14,646 shares as of June 30, 2026 and December 31, 2025, respectively	(313,245)	(247,982)
Retained earnings	325,192	305,864
Accumulated other comprehensive income, net of income taxes	8,646	13,335
Total stockholders’ equity	1,094,450	1,131,332
Total liabilities and stockholders' equity	$1,310,095	$1,354,082

DoubleVerify Holdings, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share data)	2026	2025	2026	2025
Revenue	$193,789	$189,021	$374,614	$354,082
Cost of revenue (exclusive of depreciation and amortization shown separately below)	32,484	33,126	65,643	64,092
Product development	46,393	47,203	91,774	91,920
Sales, marketing and customer support	48,260	50,871	93,855	94,572
General and administrative	26,967	29,576	52,682	56,103
Depreciation and amortization	16,660	14,697	31,999	27,084
Income from operations	23,025	13,548	38,661	20,311
Interest expense	475	443	888	863
Other expense (income), net	644	(2,105)	1,637	(5,284)
Income before income taxes	21,906	15,210	36,136	24,732
Income tax expense	8,988	6,452	16,808	13,613
Net income	$12,918	$8,758	$19,328	$11,119
Earnings per share:
Basic	$0.08	$0.05	$0.12	$0.07
Diluted	$0.08	$0.05	$0.12	$0.07
Weighted-average common stock outstanding:
Basic	153,959	162,740	157,346	163,922
Diluted	157,891	166,697	160,981	167,813
Comprehensive income:
Net income	$12,918	$8,758	$19,328	$11,119
Other comprehensive income (loss):
Foreign currency cumulative translation adjustment	242	19,383	(4,689)	26,876
Total comprehensive income	$13,160	$28,141	$14,639	$37,995

DoubleVerify Holdings, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (UNAUDITED)

							Accumulated Other Comprehensive
					Additional		Income (Loss)	Total
	Common Stock		Treasury Stock		Paid-in	Retained	Net of	Stockholders’
(in thousands)	Shares	Amount	Shares	Amount	Capital	Earnings	Income Taxes	Equity
Balance as of January 1, 2026	176,546	$177	14,646	$(247,982)	$1,059,938	$305,864	$13,335	1,131,332
Foreign currency translation adjustment	—	—	—	—	—	—	(4,931)	(4,931)
Shares repurchased for settlement of employee tax withholdings	—	—	142	(1,437)	—	—	—	(1,437)
Stock-based compensation expense	—	—	—	—	25,613	—	—	25,613
Common stock issued upon exercise of stock options	—	—	—	—	43	—	—	43
Common stock issued upon vesting of restricted stock units	90	—	—	—	—	—	—	—
Common stock issued upon vesting of performance stock units	53	—	—	—	—	—	—	—
Shares repurchased under authorized repurchase programs	—	—	7,270	(75,145)	—	—	—	(75,145)
Excise tax on shares repurchased	—	—	—	(618)	—	—	—	(618)
Treasury stock reissued upon settlement of equity awards	—	—	(1,298)	20,239	(20,239)	—	—	—
Net income	—	—	—	—	—	6,410	—	6,410
Balance as of March 31, 2026	176,689	$177	20,760	$(304,943)	$1,065,355	$312,274	$8,404	$1,081,267
Foreign currency translation adjustment	—	—	—	—	—	—	242	242
Shares repurchased for settlement of employee tax withholdings	—	—	392	(4,025)	—	—	—	(4,025)
Stock-based compensation expense	—	—	—	—	26,941	—	—	26,941
Common stock issued under employee purchase plan	—	—	—	—	1,031	—	—	1,031
Common stock issued upon exercise of stock options	—	—	—	—	1,223	—	—	1,223
Common stock issued upon vesting of restricted stock units	392	—	—	—	—	—	—	—
Common stock issued upon vesting of performance stock units	29	—	—	—	—	—	—	—
Shares repurchased under authorized repurchase programs	—	—	2,497	(25,050)	—	—	—	(25,050)
Excise tax on shares repurchased	—	—	—	(97)	—	—	—	(97)
Treasury stock reissued upon settlement of equity awards	—	—	(1,474)	20,870	(20,870)	—	—	—
Net income	—	—	—	—	—	12,918	—	12,918
Balance as of June 30, 2026	177,110	$177	22,175	$(313,245)	$1,073,680	$325,192	$8,646	$1,094,450

Balance as of January 1, 2025	174,003	$174	6,934	$(131,620)	$974,383	$255,214	$(14,692)	$1,083,459
Foreign currency translation adjustment	—	—	—	—	—	—	7,493	7,493
Shares repurchased for settlement of employee tax withholdings	—	—	210	(3,210)	—	—	—	(3,210)
Stock-based compensation expense	—	—	—	—	25,080	—	—	25,080
Common stock issued upon exercise of stock options	58	—	—	—	222	—	—	222
Common stock issued upon vesting of restricted stock units	641	1	—	—	(1)	—	—	—
Common stock issued upon vesting of performance stock units	71	—	—	—	—	—	—	—
Shares repurchased under authorized repurchase programs	—	—	5,169	(82,240)	—	—	—	(82,240)
Excise tax on shares repurchased	—	—	—	(64)	(668)	—	—	(732)
Treasury stock reissued upon settlement of equity awards	—	—	(18)	350	(350)	—	—	—
Net income	—	—	—	—	—	2,361	—	2,361
Balance as of March 31, 2025	174,773	$175	12,295	$(216,784)	$998,666	$257,575	$(7,199)	$1,032,433
Foreign currency translation adjustment	—	—	—	—	—	—	19,383	19,383
Shares repurchased for settlement of employee tax withholdings	—	—	35	(494)	—	—	—	(494)
Stock-based compensation expense	—	—	—	—	28,053	—	—	28,053
Common stock issued under employee purchase plan	135	—	—	—	1,577	—	—	1,577
Common stock issued upon exercise of stock options	29	—	—	—	148	—	—	148
Common stock issued upon vesting of restricted stock units	954	1	—	—	(1)	—	—	—
Common stock issued upon vesting of performance stock units	14	—	—	—	—	—	—	—
Excise tax on shares repurchased	—	—	—	157	—	—	—	157
Net income	—	—	—	—	—	8,758	—	8,758
Balance as of June 30, 2025	175,905	$176	12,330	$(217,121)	$1,028,443	$266,333	$12,184	$1,090,015

DoubleVerify Holdings, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Six Months Ended
	June 30,
(in thousands)	2026	2025
Operating activities:
Net income	$19,328	$11,119
Adjustments to reconcile net income to net cash provided by operating activities
Bad debt expense	2,409	1,499
Depreciation and amortization expense	31,999	27,084
Amortization of debt issuance costs	217	217
Non-cash lease expense	4,199	3,905
Deferred taxes	1,586	298
Stock-based compensation expense	49,774	51,349
Interest expense, net	348	255
Loss on disposal of fixed assets	—	89
Other	804	(419)
Changes in operating assets and liabilities, net of effects of business combinations
Trade receivables	3,016	40,951
Prepaid expenses and other assets	(7,149)	(32,762)
Trade payables	(1,638)	638
Accrued expenses and other liabilities	(24,480)	(16,947)
Net cash provided by operating activities	80,413	87,276
Investing activities:
Purchase of property, plant and equipment	(21,056)	(15,813)
Acquisition of businesses, net of cash acquired	—	(82,578)
Proceeds from maturity of short-term investments	—	12,684
Other investing activities	—	(1,000)
Net cash used in investing activities	(21,056)	(86,707)
Financing activities:
Proceeds from common stock issued upon exercise of stock options	1,266	370
Proceeds from common stock issued under employee purchase plan	1,031	1,577
Finance lease payments	(3,179)	(1,379)
Shares repurchased under authorized repurchase programs	(100,195)	(82,240)
Payment of excise tax on shares repurchased	(884)	(668)
Shares repurchased for settlement of employee tax withholdings	(5,462)	(3,704)
Net cash used in financing activities	(107,423)	(86,044)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(821)	4,547
Net decrease in cash, cash equivalents, and restricted cash	(48,887)	(80,928)
Cash, cash equivalents, and restricted cash - Beginning of period	260,034	293,741
Cash, cash equivalents, and restricted cash - End of period	$211,147	$212,813

Cash and cash equivalents	$210,174	$211,784
Restricted cash - current (included in Prepaid expenses and other current assets on the Condensed Consolidated Balance Sheets)	—	37
Restricted cash - non-current (included in Other non-current assets on the Condensed Consolidated Balance Sheets)	973	992
Total cash and cash equivalents and restricted cash	$211,147	$212,813
Supplemental cash flow information:
Cash paid for interest	$573	$500
Non-cash investing and financing activities:
Right-of-use assets obtained in exchange for new operating lease liabilities, net of impairments and tenant improvement allowances	$245	$2,168
Acquisition of equipment under finance lease	$19,847	$13,805
Capital assets financed by accounts payable and accrued expenses	$66	$249
Stock-based compensation included in capitalized software development costs	$2,785	$1,783
Accrued excise tax on net share repurchases	$715	$575

Comparison of the Three and Six Months Ended June 30, 2026 and June 30, 2025

Revenue

	Three Months Ended June 30,		Change	Change	Six Months Ended June 30,		Change	Change
	2026	2025	$	%	2026	2025	$	%
	(In Thousands)				(In Thousands)
Revenue by customer type:
Activation	$107,683	$108,950	$(1,267)	(1)%	$208,230	$204,121	$4,109	2%
Measurement	66,760	62,895	3,865	6	128,563	116,326	12,237	11
Supply-side	19,346	17,176	2,170	13	37,821	33,635	4,186	12
Total revenue	$193,789	$189,021	$4,768	3%	$374,614	$354,082	$20,532	6%

Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, management believes that certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin, Non-GAAP Net income, Non-GAAP Earnings Per Share, Free Cash Flow and Free Cash Flow Conversion (collectively "Non-GAAP Financial Measures") are useful in evaluating our business.

We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by total revenue. We calculate Non-GAAP net income as GAAP net income adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as amortization of acquired intangibles assets, acquisition-related costs, other non-recurring costs, as well as the income tax effect of these adjustments. Basic non-GAAP earnings per share is calculated by dividing non-GAAP net income by the number of weighted-average common stock outstanding. Diluted Non-GAAP earnings per share adjusts the Basic Non-GAAP earnings per share for the potential dilutive impact of shares of common stock using the treasury stock method. We calculate free cash flow as net cash provided by operating activities determined in accordance with GAAP less purchases of property, plant, and equipment which includes capitalized software development costs. Free cash flow conversion is calculated as free cash flow divided by Adjusted EBITDA for the same period. We use the Non-GAAP Financial Measures as measures of operational efficiency to understand and evaluate our core business operations. We believe that these Non-GAAP Financial Measures are useful to investors for period-to-period comparisons of our core business and for understanding and evaluating trends in our operating results on a consistent basis by either excluding items that we do not believe are indicative of our core operating performance or by measuring cash generated by our operations that is available for various strategic initiatives.

The following tables show DV’s non-GAAP financial metrics reconciled to the comparable GAAP financial metrics included in this release.

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(In Thousands)		(In Thousands)
Net income	$12,918	$8,758	$19,328	$11,119
Net income margin	7%	5%	5%	3%
Depreciation and amortization	16,660	14,697	31,999	27,084
Stock-based compensation	25,525	27,007	49,774	51,349
Interest expense	475	443	888	863
Income tax expense	8,988	6,452	16,808	13,613
M&A and restructuring costs (a)	—	504	—	1,666
Other costs (b)	117	1,518	95	1,518
Other expense (income) (c)	644	(2,105)	1,637	(5,284)
Adjusted EBITDA	$65,327	$57,274	$120,529	$101,928
Adjusted EBITDA margin	34%	30%	32%	29%

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(In Thousands)		(In Thousands)
Net Income	$12,918	$8,758	$19,328	$11,119
Stock-based compensation	25,525	27,007	49,774	51,349
Amortization of acquired intangibles	6,536	8,068	13,091	15,307
M&A and restructuring costs (a)	—	504	—	1,666
Other costs (b)	117	1,518	95	1,518
Income tax effect of non-GAAP adjustments (d)	(9,975)	(11,500)	(19,518)	(21,650)
Non-GAAP net income	$35,121	$34,355	$62,770	$59,309

GAAP earnings per share:
Basic	$0.08	$0.05	$0.12	$0.07
Diluted	$0.08	$0.05	$0.12	$0.07

GAAP Weighted-average common stock outstanding:
Basic	153,959	162,740	157,346	163,922
Diluted	157,891	166,697	160,981	167,813

Non-GAAP earnings per share:
Basic	$0.23	$0.21	$0.40	$0.36
Diluted	$0.22	$0.21	$0.39	$0.35

Non-GAAP Weighted-average common stock outstanding:
Basic	153,959	162,740	157,346	163,922
Diluted	157,891	166,697	160,981	167,813

(a)	M&A and restructuring costs for the three and six months ended June 30, 2025 consist of transaction costs related to the acquisition of Rockerbox.

(b)	Other costs for the three and six months ended June 30, 2026 consist of expenses with respect to litigation and regulatory matters outside of the ordinary course. Other costs for the three and six months ended June 30, 2025 consist of expenses incurred with respect to litigation and regulatory matters outside of the ordinary course and costs related to the early termination of an office lease.

(c)	Other expense (income) for the three and six months ended June 30, 2026 and June 30, 2025 consist of interest income earned on interest-bearing monetary assets, and the impact of changes in foreign currency exchange rates.

(d)	We calculate the income tax effect of the adjustments using a non-GAAP effective tax rate to provide consistency across reporting periods. For the non-GAAP reconciliation, effective tax rates for the three and six months ended June 30, 2026 and 2025 were calculated using assumed blended tax rates of 31%, respectively. These rates represent a blend of the statutory federal tax and state taxes rates associated with the most recent Annual Report on Form 10-K. We will periodically reevaluate this tax rate, as necessary, for significant events such as relevant tax law changes.

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
	(In Thousands)		(In Thousands)
Net cash provided by operating activities	$76,242	$49,613	$80,413	$87,276
Purchase of property, plant and equipment	(10,513)	(9,527)	(21,056)	(15,813)
Free cash flow	$65,729	$40,086	$59,357	$71,463
Free cash flow conversion	101%	70%	49%	70%

These Non-GAAP Financial Measures have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under GAAP. Some of the limitations of these measures are:

•	they do not reflect changes in, or cash requirements for, working capital needs;

•	they do not reflect our capital expenditures or future requirements for capital expenditures or contractual commitments;

•	they do not reflect income tax expense or the cash requirements to pay income taxes;

•	they do not reflect interest expense or the cash requirements necessary to service interest or principal debt payments; and

•	although depreciation and amortization are non-cash charges related mainly to intangible assets, certain assets being depreciated and amortized will have to be replaced in the future, and they do not reflect any cash requirements for such replacements.

In addition, other companies in our industry may calculate these Non-GAAP Financial Measures differently than we do, limiting their usefulness as a comparative measure. You should compensate for these limitations by relying primarily on our GAAP results and using the Non-GAAP Financial Measures only supplementally.

Total stock-based compensation expense recorded in the Condensed Consolidated Statements of Operations and Comprehensive Income is as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2026	2025	2026	2025
Product development	$10,109	$10,389	$19,519	$19,655
Sales, marketing and customer support	7,588	8,826	14,712	16,455
General and administrative	7,828	7,792	15,543	15,239
Total stock-based compensation	$25,525	$27,007	$49,774	$51,349

Forward-Looking Statements

This press release includes “forward-looking statements”. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any statements in this press release regarding the proposed transaction with Parent, future revenues, earnings, margins, financial performance or results of operations, and any other statements that are not historical facts are forward-looking statements. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. These risks, uncertainties, assumptions and other factors include, but are not limited to, the risk that disruptions from the proposed transaction with Parent (including the ability of certain counterparties to terminate or amend contracts upon a change of control) will harm DV’s business, including current plans and operations, including during the pendency of the transaction, the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect DV’s business and the price of its common stock, the competitiveness of our solutions amid technological developments or evolving industry standards, the competitiveness of our market, system failures, security breaches, cyberattacks or natural disasters, economic downturns and unstable market conditions, our ability to collect payments, data privacy legislation and regulation, public criticism of digital advertising technology, our international operations, our use of “open source” software, our limited operating history and the potential for our revenues and results of operations to fluctuate in the future. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make.

Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this press release are included under the caption “Risk Factors” in DV’s Annual Report on Form 10-K filed with the SEC on February 26, 2026, its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 once filed with the SEC and other filings and reports we make with the SEC from time to time.

We have based our forward-looking statements on our management’s beliefs and assumptions based on information available to our management at the time the statements are made. Any forward-looking information presented herein is made only as of the date of this press release, and, except as required by law, we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About DoubleVerify

DoubleVerify (NYSE: DV) is the industry’s leading media effectiveness platform that leverages AI to drive superior outcomes for global brands. By creating more effective, transparent ad transactions, we make the digital advertising ecosystem stronger, safer and more secure, thereby preserving the fair value exchange between buyers and sellers of digital media. Learn more at www.doubleverify.com.

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The Blueshirt Group

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Chris Harihar

Crenshaw Communications

646-535-9475

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